Exhibit 10.3

Walker & Dunlop, Inc.

Deferred Compensation Plan for Non-Employee Directors

Election Form

This Election Form effectuates an election by the undersigned pursuant to the Walker & Dunlop, Inc. Deferred Compensation Plan for Non-Employee Directors (the “Plan”) to receive Deferred Stock Units in lieu of some or all of the compensation otherwise payable in cash and/or restricted stock to the undersigned in his or her capacity as a non-employee director of Walker & Dunlop, Inc. (the “Company”).  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plan, a copy of which is attached hereto.

This Election Form relates to Director Compensation payable to the undersigned for services performed on or after [INSERT DATE OF 2016 ANNUAL MEETING] (the “Effective Date”).

THE DEADLINE FOR MAKING AN ELECTION IS April 29, 2016.  PLEASE SEND COMPLETED FORM TO:  ________________________________________

SECTION 1 – ELECTION TO RECEIVE DIRECTOR COMPENSATION IN THE FORM OF DEFERRED STOCK

A.  CASH COMPENSATION ELECTION (Check Box to Make Election)

☐ Pursuant to the Plan, I hereby elect to receive Deferred Stock Units in lieu of the following portion of the Cash Compensation payable to me for services to be performed on or after the Effective Date (the “Cash Compensation Deferral Election”), which Cash Compensation includes my annual retainer, committee fees and other director fees, as applicable, but excludes expense reimbursements:

_____% of such Cash Compensation (not to exceed 100%)

I understand that this Cash Compensation Deferral Election is irrevocable as of the Effective Date and will continue in effect for subsequent calendar years until changed by me, which change may only occur in the calendar year prior to the calendar year in which the change will become effective.

B.  RESTRICTED STOCK DEFERRAL ELECTION  (Check Box to Make Election)

☐ Pursuant to the Plan, I hereby elect to receive Deferred Stock Units in lieu of the following portion of the Restricted Stock granted to me for services to be performed on or after the Effective Date (the “Restricted Stock Deferral Election” and together with the Cash Compensation Deferral Election, the “Director Compensation Deferral Election”):

_____% of such Restricted Stock (not to exceed 100%; fractional shares rounded down to the nearest whole share)

I understand that this Restricted Stock Deferral Election is irrevocable as of the Effective Date and will continue in effect for subsequent calendar years until changed by me, which change may only occur in the calendar year prior to the calendar year in which the change will become effective.

The deadline for submitting, revising or revoking this Director Compensation Deferral Election with respect to Director Compensation earned for the period beginning on the Effective Date and ending on December 31, 2016 is April 29, 2016 (the “First Plan Year”).  Any Director Compensation Deferral Election with respect to Director Compensation earned in the First Plan Year made after such date will not be accepted and will be of no force or effect.

THIS DIRECTOR COMPENSATION DEFERRAL ELECTION SHALL, UPON ITS ACCEPTANCE BY THE COMPANY, SUPERSEDE AND REPLACE IN ITS ENTIRETY ANY PRIOR DIRECTOR COMPENSATION

DEFERRAL ELECTION WITH RESPECT TO DIRECTOR COMPENSATION FOR WHICH THE ANNUAL DEADLINE HAS NOT PASSED AS OF SUCH DATE OF ACCEPTANCE.

____________________________________________________________________________________________

SECTION 2 – IN-SERVICE DISTRIBUTIONS

I understand that the Deferred Stock Units that I receive as a result of this Deferred Compensation Deferral Election will be distributed to me in accordance with the terms of the Plan, which generally provides for payment in a lump sum upon the earlier to occur of (i) my Separation From Service; (ii) a Change in Control; (iii) my Disability; (iv) my In-Service Distribution Date, if any, and (v) my death.

Subject to the terms of the Plan, I may elect to receive a distribution pursuant to an In-Service Distribution if the date of the In-Service Distribution falls before another distribution date under the Plan.

As permitted by the Plan, I hereby elect as follows (check one appropriate box):

☐ No In-Service Distribution.  I do not wish to receive an In-Service Distribution.  Note that this alternative is the default if no box in this section is selected.

OR

☐ Three (3) Year Distribution.   I hereby elect to receive an In-Service Distribution with respect to my Deferred Stock Units attributable to this Deferred Compensation Deferral Election within 90 days following the third anniversary of the last day of the calendar year in which the applicable amount was deferred;

OR

☐ Five (5) Year Distribution.   I hereby elect to receive an In-Service Distribution with respect to my Deferred Stock Units attributable to this Deferred Compensation Deferral Election within 90 days following the fifth anniversary of the last day of the calendar year in which the applicable amount was deferred;

OR

☐ Ten (10) Year Distribution.   I hereby elect to receive an In-Service Distribution with respect to my Deferred Stock Units attributable to this Deferred Compensation Deferral Election within 90 days following the tenth anniversary of the last day of the calendar year in which the applicable amount was deferred;

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SECTION 3 – BENEFICIARY DESIGNATION

I understand that if I die before I receive full payment of the amounts deferred on my behalf under the Plan, any such amounts remaining will be paid to my beneficiaries designated below.  I hereby revoke any prior designations of death benefit beneficiaries under the Plan, if applicable, and designate the following beneficiaries to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and to the terms of the Plan.

In the event of my death prior to the full distribution of the amounts deferred on my behalf under the Plan, I hereby authorize and direct the Plan Administrator to distribute my Plan benefits to the persons designated below.  If I have named more than one beneficiary in either of the Direct Beneficiary or Contingent Beneficiary classes and if one or more of such beneficiaries do not survive me, the surviving beneficiaries in the class to which distribution is to be made will receive the full survivor benefit in shares proportionate to their designated shares.  Persons in the class designated as Contingent Beneficiaries are to receive benefits only in the event no Direct Beneficiary survives me.  I understand that the share of each beneficiary must be expressed as a whole percentage.

Direct Beneficiaries	Contingent Beneficiaries
Full Name:	Full Name:
Relationship:	Relationship:
Social Security # (last 4 digits):	Social Security # (last 4 digits):
Date of Birth:	Date of Birth
Address:	Address:
Telephone:	Telephone:
Share (%):	Share (%):

Full Name:	Full Name:
Relationship:	Relationship:
Social Security #:	Social Security #:
Date of Birth:	Date of Birth:
Address:	Address:
Telephone:	Telephone:
Share (%):	Share (%):

_____________________________________________________________________________________________

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I have read and understand this Election Form and the Plan, and have indicated my election as set forth herein.  I hereby authorize the Company or its duly authorized representatives to take all actions indicated on this Election Form.

_______________________________________________________________________

SignatureDate

________________________________________________________________________

Printed NamePhone

_____________________________________________________________________________________

Address CityStateZip

Please send completed form to:Walker & Dunlop, Inc.

Attn:

Received by the Company on ______________________

ATTACHMENT

WALKER & DUNLOP DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS